Allstate Life Insurance Company of New York
                        Custom Portfolio Variable Annuity

                        Supplement, dated March 10, 2003,
              to the Custom Portfolio Variable Annuity Prospectus,
            dated May 1, 2002, as supplemented on September 20, 2002


This supplement amends certain disclosures contained in the above-referenced prospectus for the Custom Portfolio Variable Annuity contract (the "Contract"). Please keep this supplement for future reference together with your prospectus.

We have received notice that the Board of Trustees ("Board") of the HSBC Variable Insurance Funds ("Trust") has approved the liquidation, on or about April 30, 2003 (the "Closing Date"), of the following Trust portfolios ("HSBC Portfolios"):

                      HSBC Variable Growth and Income Fund
                      HSBC Variable Cash Management Fund
                      HSBC Variable Fixed Income Fund

The Board took this action because the HSBC Portfolios have not attracted sufficient assets to obtain adequate economies of scale. Please refer to the supplement, dated March 3, 2003, to the Prospectuses and Statement of Additional Information for the HSBC Portfolios, dated May 1, 2002, for additional information regarding the liquidation.

In anticipation of the liquidation of the HSBC Portfolios, we will no longer accept premiums for investment in, nor will we permit transfers to, the HSBC Growth and Income Variable Sub-Account and the HSBC Fixed Income Variable Sub-Account on or after April 15, 2003. We will continue to accept premiums and transfers for the HSBC Variable Cash Management Variable Sub-Account until the Closing Date. In addition, allocations made to any of the HSBC Variable Sub-Accounts through automatic portfolio rebalancing, dollar cost averaging, or automatic additions programs will continue through the Closing Date. Any Contract values ("Contract Values") remaining in the HSBC Variable Sub-Accounts on the Closing Date will be automatically transferred, as of the Closing Date, to the Dreyfus VIF - Money Market variable sub-account, a new money market investment alternative that we intend to make available under your Contract on or before the Closing Date.

Prior to the Closing Date, you may transfer some or all of your Contract Value that is presently allocated to the HSBC Variable Sub-Accounts to the other investment alternatives currently offered by your Contract ("Investment Alternatives"). Because we are not currently assessing charges on Investment Alternative transfers made in excess of 12 per year, you will not incur any transfer charges on any transfers you make from the HSBC Variable Sub-Accounts to any other Investment Alternatives. Please consult the

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prospectus, contact
your representative or call our Service Center at 800-692-4682 if you need additional information regarding Investment Alternative transfers.

To assist you in evaluating other Investment Alternatives as possible replacements for the HSBC Variable Sub-Accounts, we have attached, as Appendix A, a list of the Portfolios and Fixed Account Investment Alternatives currently available under your Contract. We also have included in Appendix A the investment objective for each Portfolio. Should you wish to receive additional copies of any of the Portfolio prospectuses, please contact your representative or our Service Center at 800-692-4682.
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                                   Appendix A

The Custom Portfolio Variable Annuity offers a variety of Investment Alternatives that encompass investment choices ranging from aggressive to conservative. Below is a listing of the Portfolios and Fixed Account Investment Alternatives currently available. Also included is the investment objective for each Portfolio. The HSBC Portfolios, although currently available, are not listed.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

                                   Portfolios

AIM V.I. Balanced Fund
        Achieve as high a total return as possible, consistent with preservation of capital

AIM V.I. Capital Appreciation Fund
        Growth of capital

AIM V.I. Government Securities Fund
        A high level of current income consistent with reasonable concern for safety of principal

AIM V.I. Growth Fund
        Growth of capital

AIM V.I. High Yield Fund
        A high level of current income

AIM V.I. International Growth Fund
        Long-term growth of capital

AIM V.I. Premier Equity Fund
        Long-term growth of capital; income is secondary objective

Fidelity VIP Contrafund(R)Portfolio
        Long-term capital appreciation

Fidelity VIP Equity - Income Portfolio
        Reasonable income

Fidelity VIP Growth Portfolio
        Capital appreciation

Fidelity VIP Growth Opportunities Portfolio
        Capital growth
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Fidelity VIP Overseas Portfolio
        Long-term growth of capital

Templeton Global Asset Allocation - Class 2
        High total return

Templeton Foreign Securities - Class 2
        Long-term capital growth fund

Oppenheimer Aggressive Growth Fund/VA
        Capital appreciation

Oppenheimer Main Street Growth & Income Fund/VA
        High total return, which includes growth in the value of its shares as well as current income, from equity and debt securities

Oppenheimer Strategic Bond Fund/VA
        High level of current income

The Dreyfus Socially Responsible Growth Fund, Inc.
        Capital growth and, secondarily, current income

Dreyfus Stock Index Fund
        To match the total returns of the Standard & Poor's(C)500 Composite Stock Index

Dreyfus VIF Appreciation Portfolio
        Long-term capital growth consistent with the preservation of capital; current income is a secondary goal

Wells Fargo VT Asset Allocation Fund
        Long-term total return, consistent with reasonable risk

Wells Fargo VT Equity Income Fund
        Long-term capital appreciation and above-average dividend income

Wells Fargo VT Growth Fund
        Long-term capital appreciation

Delaware VIP Small Cap Value Series
        Capital appreciation

Delaware VIP Trend Series
        Long-term capital appreciation

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                              Fixed Account Options

Six Month Dollar Cost Averaging Fixed Account Option

Twelve Month Dollar Cost Averaging Fixed Account Option

Allstate Life of N.Y. MVA Fixed Account*

* Withdrawals and transfers made from the MVA Fixed Account Option may be subject to a market value adjustment. Please consult the Contract prospectus for additional information.